Exhibit 23.1



                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Fremont General Corporation 1997 Stock Plan of our report dated March 22, 1999 with respect to the consolidated financial statements and schedules of Fremont General Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.


                                            ERNST & YOUNG LLP



Los Angeles, California
September 24, 1999





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